                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of Amendment No. 6 to this Registration Statement on Form S-1 of SpinCycle, Inc. of our report dated March 13, 1998 relating to the financial statements of SpinCycle, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse LLP
Phoenix, Arizona

November 24, 1998